Item 1: Report to Shareholders

Tax-Efficient Multi-Cap Growth Fund	August 31, 2005

The views and opinions in this report were current as of August 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Growth stocks in the large-cap universe surpassed value in the last six months, though broad equity market gains were tempered by rising oil prices and short-term interest rates. Smaller growth stocks produced better absolute returns but lagged relative to their value-oriented counterparts. Tax-free municipal bonds produced positive returns, led by long-term and high-yield securities. The Tax-Efficient Funds generally lagged their benchmarks in the last six months, but their since-inception performance records, both pretax and aftertax, remained materially better than their comparable peers.

MARKET ENVIRONMENT

Economic conditions were generally favorable in the last six months, despite surging oil prices. Annualized GDP growth remained above 3%, the housing market stayed robust, job growth was steady, and the unemployment rate hovered around 5%. With core inflation benign, the Federal Reserve persisted in its gradual pace of raising the federal funds target rate to a less accommodative level. Since the end of February, the central bank lifted the target rate from 2.50% to 3.50% in four quarter-point increments. (After our reporting period ended, the Fed lifted the fed funds rate to 3.75% on September 20.)

As shown in the graph, municipal money market and short-term bond yields rose in the last six months. Long-term rates edged lower, resulting in a flatter municipal yield curve and outperformance of long-term municipal securities over their shorter-term rivals. The taxable bond market experienced the same trends, and municipal and taxable bond returns in the last six months were the same. The Lehman Brothers Municipal Bond Index and the Lehman Brothers U.S. Aggregate Index each returned 2.85%.

In the stock market, mid-cap shares decisively outperformed their smaller and larger rivals in the last six months. The S&P MidCap 400 Index returned 7.32% versus 5.75% for the small-cap Russell 2000 Index and 2.33% for the large-cap S&P 500 Index. As measured by various Russell indexes, value stocks surpassed growth among small- and mid-cap names, but growth trumped value in the large-cap universe, thanks to strength in the health care and information technology sectors. Large-cap growth stocks remain the most favorably positioned style.
PERFORMANCE OF GROWTH STOCKS VS. VALUE

Periods Ended 8/31/05	6 Months	12 Months	5 Years*
Large-Cap
Russell 1000 Growth Index	4.15%	12.14%	-10.52%
Russell 1000 Value Index	2.73	16.86	5.66
Mid-Cap
Russell Midcap Growth Index	7.21	26.45	-5.69
Russell Midcap Value Index	8.50	28.06	13.86
Small-Cap
Russell 2000 Growth Index	5.06	23.51	-3.68
Russell 2000 Value Index	6.27	22.61	15.09
* Five-year returns are annualized.

Energy stocks continued to dominate the equity market as oil prices climbed to $70 per barrel in the last six months, so our low exposure to the sector—which stems from the lack of companies in the sector that can grow their earnings steadily in the absence of rising commodity prices—remained disadvantageous. Trends do not last indefinitely, and we believe investors will eventually discover that there are high-quality companies in many sectors capable of producing steady earnings growth that will not taper off as a cyclical trend comes to an end. We also believe that our growth-oriented equity portfolios will have better relative performance in periods when companies with consistent earnings growth are rewarded.

INVESTMENT PHILOSOPHY

Before discussing our investment strategy and each fund’s performance in the first half of its fiscal year, we would like to welcome new shareholders and to summarize the principles that guide our management of T. Rowe Price’s Tax-Efficient Funds.

  The Tax-Efficient Funds invest in stocks of growth companies that have strong prospects and are market leaders within their niches. Tax-Efficient Balanced and Tax-Efficient Growth invest primarily in large-cap growth stocks (the former also purchases municipal bonds), and Tax-Efficient Multi-Cap Growth invests in small- and mid-cap growth companies.
  Our objective is to produce the best after-tax returns. To minimize capital gain distributions, we plan to own our companies for a long time, so we focus on those with strong, sustainable market positions and high returns on capital.
  We keep our cash position low and stay almost fully invested, since we believe successful market timing is nearly impossible.
  We make new purchases opportunistically, but we do not trade opportunistically or rotate from sector to sector in an attempt to capture short-term outperformance.
  We purchase stocks that meet our criteria even though it may be evident that time and patience will be required before the investment pays off. It is important to note, therefore, that performance over short periods will often deviate, both positively and negatively, from that of competing funds focused on pretax returns.
  We prefer to let our winners run and try not to realize gains unless a company’s long-term outlook has deteriorated materially. In addition, we will sell investments that have declined and accumulate tax losses that can be used to offset future gains that would otherwise be taxable.

CHARACTERISTICS OF THE FUNDS

As illustrated by the portfolio characteristics tables on pages 8 and 10, both the Tax-Efficient Balanced Fund’s equity portfolio and the Tax-Efficient Growth Fund are more growth oriented than the S&P 500. For example, our large-cap equity portfolios have higher price/earnings (P/E) ratios and anticipated long-term growth rates than the S&P 500, as well as lower dividend yields. The tables also show that each large-cap portfolio’s return on equity (ROE) materially exceeds that of the S&P 500. A high and sustainable ROE is one of the most important characteristics we consider when researching potential investments and reviewing our current holdings. Our intention is to maintain portfolios of companies with strong profitability that should perform relatively well during favorable and unfavorable periods for both the economy and the stock market.

The Tax-Efficient Multi-Cap Growth Fund, as shown in the table on page 12, has characteristics that are similar to those of the Russell Midcap Growth Index, such as its projected and historical earnings growth rate and dividend yield. The fund’s P/E ratio is a bit higher than that of the benchmark; its ROE, while lower than that of the index, is still quite high. In addition to our tax-efficient strategy, what distinguishes this fund from most small- and mid-cap portfolios is that we do not automatically sell successful investments when their market capitalizations become too large for that particular style. (Most tax-blind small- and mid-cap funds must do that to adhere to their stated investment strategies.) Internet auctioneer eBay is a good example of a successful investment. We purchased it several years ago and stopped buying it when it became a large-cap company. We will continue to own it until it is no longer a good investment. (Please refer to each fund’s portfolio of investments for a complete listing of holdings and the amount each represents in each portfolio.)

TAX-EFFICIENT ATTRIBUTES

	Tax-Efficiency Ratio	Tax Loss
	Since Inception*	Carryforward	12-Month
(After-Tax Return Divided		(Percentage of	Portfolio
As of 8/31/05	by Pretax Return)	Net Assets)	Turnover Rate
Tax-Efficient Balanced	98.1%	5.9%	14.1%
(inception date: 6/30/97)
Tax-Efficient Growth	99.9	30.5	14.2
(inception date: 7/30/99)
Tax-Efficient Multi-Cap Growth	100.0	21.0	10.7
(inception date: 12/29/00)
* The ratio assumes that you did not sell your shares at the end of our reporting period.

As many of the fund’s holdings grow, hopefully, into bigger companies over time, we will seek to maintain our mid-cap orientation by directing new purchases to mid- and small-cap companies. At the end of August, the fund was well diversified across nearly 280 companies (compared with about 110 for the Tax-Efficient Growth Fund). This broad diversification reflects the fact that smaller companies are earlier in their life cycles than larger ones, and therefore a higher failure rate is expected. We will eliminate those that falter and reinvest the proceeds into companies with stronger prospects.

The table on page 4 shows each fund’s tax-efficiency ratio, which is calculated by dividing each fund’s after-tax return by its pretax return for the period from its inception through August 31, 2005. The Tax-Efficient Multi-Cap Growth Fund’s 100% tax-efficiency ratio indicates that the fund has made no taxable dividend or capital gain distributions since its inception. Tax-Efficient Balanced and Tax-Efficient Growth have made small distributions of taxable dividends since their inceptions, but no capital gain distributions, and their tax-efficiency ratios remain very close to 100%. Given each fund’s high degree of tax efficiency, the performance of each fund versus its benchmarks and tax-blind portfolios looks better on an after-tax basis than on a pretax basis.

The table also shows the value of each fund’s tax capital loss carryforward (as a percentage of net assets) accumulated through August 31, 2005. These realized tax losses can be used in the future to offset capital gains that each fund may realize so they are not passed on to shareholders. In addition, the table shows each fund’s turnover in percentage terms for the 12-month period ended August 31. These numbers are dramatically lower than most funds that invest in mid-cap and large growth companies. The low percentages are evidence of our buy-and-hold strategy and focus on longer-term fundamentals.

Our longer-term investment style yields an interesting performance pattern. Our equity portfolios have usually had their best returns (relative to Russell growth indexes) when equity market returns were negative. During strong market environments, however, we fared less well. This return pattern is consistent with our emphasis on quality growth companies. During periods of strong economic growth, investors tend to be more risk-seeking, and commodity-oriented cyclical stocks have strong relative returns. When the economic environment becomes more challenging, our companies become more appreciated.

We are disappointed with the short-term relative performance of the Tax-Efficient Funds over the last year. Nevertheless, we remain convinced that the solid fundamentals of our stock holdings—including good growth prospects, high returns on capital, and competitive positions in their fields of business—coupled with low portfolio turnover and high tax efficiency will lead to favorable long-term results for the funds relative to their benchmarks.

INVESTMENT STRATEGY

We continued to find and take advantage of attractive long-term growth opportunities in multiple sectors in the last six months. For example, in the financials sector, we added asset manager Eaton Vance to Tax-Efficient Balanced and Tax-Efficient Growth and Nuveen and BlackRock to Tax-Efficient Multi-Cap Growth. We also increased existing positions in Northern Trust in Tax-Efficient Balanced and Tax-Efficient Multi-Cap Growth. We believe that capital markets companies such as these offer a strong risk/reward tradeoff. In the health care sector, we established a new position in Zimmer, a maker of orthopedic implants, for both Tax-Efficient Balanced and Tax-Efficient Growth. We also bought more shares of Stryker, another manufacturer of orthopedic implants, for Tax-Efficient Balanced and Tax-Efficient Growth.

From the consumer discretionary sector, where stocks have been sluggish because rising energy costs have increasingly absorbed consumers’ disposable income, we added media company Getty Images to Tax-Efficient Balanced and Tax-Efficient Growth and increased Tax-Efficient Growth’s exposure to Station Casinos. In addition, we added Harrah’s Entertainment and audio equipment maker Harman to Tax-Efficient Multi-Cap Growth and bought more shares of Wynn Resorts. We also established a position in Choice Hotels for Tax-Efficient Growth and purchased additional shares for Tax-Efficient Multi-Cap Growth.

The struggling information technology sector also remained a source of good long-term investment ideas. We added NAVTEQ, a software company that provides navigation-related services, to all three Tax-Efficient Funds. Also, we established positions in video game software company THQ and semiconductor company Silicon Laboratories in Tax-Efficient Multi-Cap Growth. In addition, we increased our weightings in Xilinx and Linear Technology for Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth.

TAX-EFFICIENT BALANCED FUND

Your fund returned 2.45% and 6.51% in the 6- and 12-month periods ended August 31, 2005, respectively. As shown in the Performance Comparison table, the fund trailed its benchmarks in both periods, but the margin of underperformance in the last six months was quite narrow.

PERFORMANCE COMPARISON

Periods Ended 8/31/05	6 Months	12 Months
Tax-Efficient Balanced Fund *	2.45%	6.51%
Lipper Balanced Funds Index	2.92	11.25
Combined Index Portfolio **	2.65	8.84
* The Tax-Efficient Balanced Fund charges a 1% redemption
fee on shares held less than one year. The performance infor-
mation shown does not reflect the deduction of the redemp-
tion fee. If it did, the performance would be lower.
**An unmanaged portfolio of 48% stocks (S&P 500 Stock
Index) and 52% bonds (Lehman Brothers Municipal Bond
Index).

Equity Portfolio
In the last six months, the fund’s equity portfolio outperformed the S&P 500 primarily because of favorable stock selection in the financials and health care sectors. In the financials sector, owning capital markets companies Northern Trust, Franklin Resources, State Street, and Charles Schwab was advantageous. Likewise, managed care companies WellPoint and UnitedHealth Group greatly helped our performance, as did underweighting the sluggish materials sector. On the downside, our lack of exposure to energy and utility companies, which outpaced other sectors, and poor relative short-term returns of information technology stocks hurt our results. The equity portfolio of the fund lagged the average large-cap growth fund, as measured by the Lipper Large-Cap Growth Funds Index, due to poor short-term performance among our health care stocks, no exposure to the energy sector, and an overweighting in the consumer staples sector. On the plus side, overweighting industrials and business services companies helped our results.

In the last 12 months, the fund’s stock portfolio lagged the S&P 500 and the average large-cap growth portfolio because we avoided energy stocks and had relatively weak short-term stock performance. For example, in the information technology sector, overweighting Cisco Systems and Dell, which were lackluster in terms of short-term stock returns but had strong fundamental performance, and not owning communications equipment names that rose strongly (but are less well positioned) hurt our results versus the S&P 500. In the consumer discretionary sector, exposure to retailers Dollar General and Family Dollar Stores, whose sales have been affected by the impact of higher energy costs on lower-income consumers, hurt our performance relative to both benchmarks. In addition, weakness in various financial stocks hurt the fund’s performance versus the Lipper benchmark, though overweighting Moody’s and asset manager Franklin Resources was beneficial. Another plus was favorable stock selection in health care, including a significant overweight in WellPoint, which greatly helped our performance relative to the S&P 500.

EQUITY PORTFOLIO CHARACTERISTICS

	Tax-Efficient	S&P 500
As of 8/31/05	Balanced Fund	Stock Index
Earnings Growth Rate
Historical Growth 5 Years	9.7%	12.7%
(least squared)

Projected Long-Term Growth [1]	13.6	11.2

Profitability – Return on Equity
Latest 12 Months
Excluding Charges	21.6	19.8

Average Company Yield [2]	1.2	1.8

P/E Ratio
12 Months Forward
Estimated Earnings [1]	18.1 X	15.3 X

Investment-Weighted Median
Market Capitalization (bil)	$47.1	$53.0
[1] Source: IBES. [2] Source: Bloomberg.
Forecasts are in no way indicative of future investment returns.

Municipal Bond Portfolio
Tobacco bonds were top performers as yields in this industry fell to their lowest on record. Overall, BBB and lower-rated bond returns were notably better than the broad index. Credit spreads for high-yield issues are about as narrow as they have been in five years, reflecting investor willingness in a healthy economy to seek incremental yield from higher-risk securities.

New municipal supply in the first eight months of 2005 totaled $276 billion (according to The Bond Buyer), a pace that will likely result in another year of record supply. Issuers are rapidly refinancing older, high-cost debt at lower yields. State income tax receipts are mostly higher than expected, strengthening the general obligation sector as overall state finances improve. Although demand for munis from individual investors remains lukewarm given low rates, institutional demand, particularly from hedge funds and other nontraditional buyers of municipal securities, has picked up the slack. Overall, municipals are in high demand despite high supply and low yields.

We continued to invest aggressively in long-term municipal bonds for most of our reporting period. Despite historically low rates in general, we held the belief that long-maturity bonds continued to offer the best value in the municipal market, given that the municipal yield curve is still steep. As the period progressed and the yield curve continued to flatten (as it has for over a year), we moderated this bias and began looking more for bonds maturing in 10 to 15 years. As a result, the municipal bond portfolio’s average maturity fell moderately.

With low rates and a resilient economy, we adopted a mildly conservative interest rate risk posture for most of the last six months. At the end of the period, with rates near the higher end of their recent range, we shifted to a more neutral posture.

We continued to look for opportunities to improve the bond portfolio’s yield. We added several excellent medium- and lower-rated credits to the portfolio, including New York City debt and bonds issued by California, which continue to do better as the economy improves.

TAX-EFFICIENT GROWTH FUND

PERFORMANCE COMPARISON

Periods Ended 8/31/05	6 Months	12 Months
Tax-Efficient Growth Fund *	2.52%	9.24%
Lipper Large-Cap Growth
Funds Index	5.55	15.47
S&P 500 Stock Index	2.33	12.56
* The Tax-Efficient Growth Fund charges a 1% redemption fee
on shares held less than one year. The performance informa-
tion shown does not reflect the deduction of the redemption
fee. If it did, the performance would be lower.

Your fund returned 2.52% and 9.24% in the 6- and 12-month periods ended August 31, 2005. As shown in the Performance Comparison table, the fund surpassed the S&P 500 Index, which is a blend of large-cap growth and value stocks, in the last six months but trailed the broad market in the one-year period. Relative to the Lipper benchmark, the fund underperformed in both periods.

Since we invest for longer-term holding periods, it is best to evaluate our performance over longer spans. The fund’s longer-term relative performance record remains very favorable. Lipper placed the fund in the top 15% of the large-cap growth universe for the five-year period ended June 30, 2005. Lipper also placed the fund in the top 19% of that universe for the period from its inception (July 30, 1999), through the end of June 2005. (Based on total return, Lipper ranked the Tax-Efficient Growth Fund 529 out of 663, 246 out of 545, 62 out of 432, and 66 out of 349 large-cap growth funds for the one-year, three-year, five-year, and since-inception periods ended June 30, 2005, respectively. Results will vary for other time periods, and past performance cannot guarantee future results.)

PORTFOLIO CHARACTERISTICS

	Tax-Efficient	S&P 500
As of 8/31/05	Growth Fund	Stock Index
Earnings Growth Rate
Historical Growth 5 Years	9.4%	12.7%
(least squared)

Projected Long-Term Growth [1]	14.4	11.2

Profitability – Return on Equity
Latest 12 Months
Excluding Charges	21.6	19.8

Average Company Yield [2]	1.1	1.8

P/E Ratio
12 Months Forward
Estimated Earnings [1]	18.2 X	15.3 X

Investment-Weighted Median
Market Capitalization (bil)	$45.6	$53.0
[1] Source: IBES. [2] Source: Bloomberg.
Forecasts are in no way indicative of future investment returns.

In the last six months, the fund outperformed the S&P 500 primarily because of favorable stock selection in the financials and health care sectors. In the financials sector, overweighting Moody’s and capital markets companies Northern Trust, Franklin Resources, and State Street contributed greatly to our relative performance. Likewise, overweighting health care companies WellPoint, Medtronic, and Stryker also proved advantageous. On the downside, our lack of exposure to energy and utility companies, which outpaced other sectors, and weak performance among information technology stocks hurt our relative results. The fund lagged its Lipper benchmark due to weak short-term performance among health care stocks and lack of exposure to the energy sector. Overweighting Wal-Mart and Sysco in the consumer staples sector and certain semiconductor companies in the information technology sector also worked against us, but stock selection among industrials and business services companies was helpful.

In the last 12 months, the fund lagged its benchmarks because we avoided energy and utility stocks and had relatively weak stock selection in other sectors. For example, in the information technology sector, semiconductor companies hindered our overall results. In the consumer discretionary sector, exposure to retailers Dollar General and Family Dollar Stores, whose sales have been affected by the impact of higher energy costs on lower-income consumers, limited our gains. Weakness in financial stocks, such as American International Group, Marsh & McLennan, and Fannie Mae, also hurt the fund’s performance versus the Lipper benchmark. On the plus side, overweighting managed care companies WellPoint and UnitedHealth Group greatly helped our performance relative to the S&P 500.

At the end of August, consumer discretionary, health care, and financials stocks collectively represented about one-half of the fund’s assets, while information technology—our largest single-sector allocation—accounted for nearly one-third of the portfolio. Exposure to consumer staples and industrials and business services companies was relatively low, as you can see in the pie chart. We owned no energy, utility, or telecommunications companies at the end of August and had very little exposure to the materials sector. Companies with good growth prospects and high, sustainable returns on equity are seldom found in these areas.

TAX-EFFICIENT MULTI-CAP GROWTH FUND

Your fund returned 4.03% and 17.42% in the 6- and 12-month periods ended August 31, 2005. As shown in the Performance Comparison table on page 12, the fund trailed its benchmarks in both periods.

PERFORMANCE COMPARISON

Periods Ended 8/31/05	6 Months	12 Months
Tax-Efficient Multi-Cap
Growth Fund *	4.03%	17.42%
Lipper Mid-Cap Growth Funds Index	6.57	23.93
Russell Midcap Growth Index	7.21	26.45
* The Tax-Efficient Multi-Cap Growth Fund charges a 1% redemp-
tion fee on shares held less than one year. The performance
information shown does not reflect the deduction of the
redemption fee. If it did, the performance would be lower.

Though we are disappointed with the fund’s recent relative performance, we are pleased with the fund’s longer-term results relative to competing funds since its inception on December 29, 2000. Lipper placed the fund in the top 20% of the mid-cap growth funds universe for the period from its inception through June 30, 2005. (Based on total return, Lipper ranked the Tax-Efficient Multi-Cap Growth Fund 439 out of 543, 222 out of 435, and 71 out of 356 mid-cap growth funds for the one-year, three-year, and since-inception periods ended June 30, 2005, respectively. Results will vary for other time periods, and past performance cannot guarantee future results.)

PORTFOLIO CHARACTERISTICS

	Tax-Efficient	Russell
	Multi-Cap	Midcap
As of 8/31/05	Growth Fund	Growth Index
Earnings Growth Rate
Historical Growth 5 Years	16.7%	16.4%
(least squared)

Projected Long-Term Growth [1]	15.6	15.4

Profitability – Return on Equity
Latest 12 Months
Excluding Charges	18.6	20.0

Average Company Yield [2]	0.6	0.7

P/E Ratio
12 Months Forward
Estimated Earnings [1]	19.4 X	18.4 X

Investment-Weighted Median
Market Capitalization (bil)	$8.1	$6.6
[1] Source: IBES. [2] Source: Bloomberg.
Forecasts are in no way indicative of future investment returns.

In the last six months, the fund lagged its benchmarks largely due to stock selection, but underweighting the energy sector was also disadvantageous. In the consumer discretionary sector, poor stock selection among media companies such as Spanish Broadcasting, multiline retailers, eBay, and leisure companies including Wynn Resorts hurt our performance. Weakness among information technology names, such as software companies Electronic Arts and Adobe Systems, also worked against us. On the plus side, strong performance of managed care companies Wellchoice and WellPoint helped our relative results.

In the last 12 months, underweighting the energy sector contributed to our underperformance, but the fund trailed its benchmarks primarily due to weak short-term performance of its holdings, particularly in the consumer discretionary and information technology sectors. In the consumer discretionary sector, weakness in media names such as Salem Communications and Univision Communications, and not owning fashion-oriented specialty retailers that performed very well limited our gains. In the information technology sector, our positions in software companies and our stock selection among Internet companies and makers of computers and peripherals hurt our results versus Lipper. On the plus side, Wellchoice and WellPoint helped performance relative to both benchmarks, while medical device companies Stryker, Kyphon, and St. Jude Medical helped our results versus the Russell benchmark.

At the end of August, we had virtually equal allocations to the health care, information technology, and consumer discretionary sectors, our largest sector commitments. Exposure to financials and industrials and business services companies was notably lower. We owned no utility or telecommunications services companies at the end of our reporting period and had very little exposure to the consumer staples, energy, and materials sectors. Small- and mid-cap companies with good growth prospects and high, sustainable returns on equity are seldom found in these areas.

OUTLOOK

For most of our reporting period, the municipal market seemed to accept higher short-term rates, a flatter yield curve, and a vigilant Fed bent on cooling the economy just enough to avoid a pace of economic growth that might stoke inflation. Hurricane Katrina, which devastated New Orleans and other cities along the Gulf Coast as our reporting period ended, has introduced higher levels of volatility while the market parses information about the emerging health of the economy. Although we expect the effects to be temporary, we believe it is appropriate to maintain a neutral to slightly cautious stance while we wait for a clearer view of the longer-term impact of this tragic natural disaster.

The equity market has held up well in the weeks following the hurricane, but we focus on a much longer time horizon. In the long run, corporate profit growth will be the primary factor that dictates the performance of individual stocks, which is why we are not concerned with forecasting the direction of the stock market. We are pleased to see improved growth-stock performance in the large-cap arena and are optimistic that our growth style of investing in the months and years ahead will find greater appeal among long-term investors seeking strong and steady earnings growth, particularly if the equity climate becomes more challenging. We will continue looking for attractively valued growth opportunities for our portfolios while maintaining a high degree of tax efficiency by keeping our winners and by pruning holdings with diminishing long-term prospects.

Respectfully submitted,

Donald J. Peters
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund
Chairman of the Investment Advisory Committee,
Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds

Hugh D. McGuirk
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund

September 21, 2005

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

RISKS OF BOND INVESTING (TAX-EFFICIENT BALANCED FUND)

Like all bonds, municipal bonds have two main sources of risk: interest rate risk and credit risk. Interest rate risk is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter-term maturities. Credit risk is the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. To the extent that we invest in junk bonds, credit risk will be higher since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.

Municipal bonds are also subject to the possibility that tax reform or lower overall taxes may reduce their value or that individual issuers will be unable to meet their obligations due to problems in that state or locality.

GLOSSARY

Average company yield: Investment-weighted average yield of the underlying company yields. Individual company yields are calculated by dividing the estimated annual dividends per share by the current price.

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Historical growth 5 years (least squared): Least squared growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding multiplied by current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lehman Brothers Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lipper indices: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A ratio shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Projected long-term growth: Long-term projected earnings per share growth rate based on IBES estimates.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity (i.e., the company’s book value), ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments. Excluding charges refers to the earnings figure used in the ROE calculation. It represents earnings before extraordinary items and discontinued operations.

Russell 1000 Index: Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index: Measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index: Measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter-and longer-term securities.

PORTFOLIO HIGHLIGHTS

SECTOR DIVERSIFICATION

Tax-Efficient Balanced Fund

	Percent of	Percent of
	Net Assets	Net Assets
Stocks	2/28/05	8/31/05
Information Technology	14%	14%
Health Care	8	9
Consumer Discretionary	9	9
Financials	8	8
Consumer Staples	6	5
Industrials and Business Services	3	3
Total	48%	48%

Historical weightings reflect current industry/sector classifications.

Bonds and Reserves
General Obligations–Local	8%	8%
Hospital Revenue	5	6
Water and Sewer Revenue	7	6
Dedicated Tax Revenue	6	5
Prerefunded Bonds	6	4
Housing Finance Revenue	3	3
Air and Sea Transportation Revenue	3	3
General Obligations–State	7	3
Educational Revenue	2	2
Lease Revenue	1	2
All Other	4	9
Reserves	0	1
Total	52%	52%

PORTFOLIO HIGHLIGHTS

LARGEST HOLDINGS

Tax-Efficient Balanced Fund

	Percent of		Percent of
	Net Assets		Net Assets
Stocks	8/31/05	Bonds	8/31/05

WellPoint	1.8%	District of Columbia	4.3%
GE	1.7	Massachusetts Water Pollution	2.9
Microsoft	1.4	NY City Transitional Fin Authority	2.7
UnitedHealth Group	1.4	West Virginia	2.6
Medtronic	1.2	Port Seattle Washingtion	2.6
Dell	1.2	Michigan Hospital Finance Authority	2.4
State Street	1.1	Houston Water and Sewage	1.9
Cisco Systems	1.1	South Carolina Trans. Infra.Bk	1.3
Home Depot	1.1	Portland Sewer Systems	1.3
Northern Trust	1.0	Phoenix	1.3
Total	13.0%	Total	23.3%

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
Tax-Efficient Growth Fund	8/31/05

WellPoint	3.6%
GE	3.2
Microsoft	2.8
Dell	2.8
Medtronic	2.6
State Street	2.4
Northern Trust	2.4
Intel	2.4
UnitedHealth Group	2.2
Citigroup	2.1
Cisco Systems	2.0
eBay	2.0
Johnson & Johnson	1.9
Yahoo!	1.8
Amazon.com	1.8
Xilinx	1.8
Wal-Mart	1.7
Linear Technology	1.7
Maxim Integrated Products	1.7
Franklin Resources	1.7
Altera	1.7
Home Depot	1.6
Analog Devices	1.4
Procter & Gamble	1.4
PepsiCo	1.4
Total	52.1%

Note: Table excludes collateral for securities lending.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
Tax-Efficient Multi-Cap Growth Fund	8/31/05

WellPoint	2.3%
Apollo Group	1.4
WellChoice	1.3
Moody’s	1.1
Franklin Resources	1.1
Symantec	1.1
Gilead Sciences	1.0
Northern Trust	1.0
Yahoo!	0.9
Stryker	0.9
eBay	0.8
Zimmer Holdings	0.8
Adobe Systems	0.8
Station Casinos	0.8
Marriott	0.8
Microchip Technology	0.8
St. Jude Medical	0.8
Caremark RX	0.8
Xilinx	0.8
Electronic Arts	0.8
Techne	0.8
Henry Schein	0.8
Tiffany	0.7
State Street	0.7
Linear Technology	0.7
Total	23.8%

Note: Table excludes collateral for securities lending.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Tax-Efficient Growth Fund

6 Months Ended 8/31/05

Best Contributors		Worst Contributors

WellPoint	6¢	Dell	-3¢
Northern Trust	3	American International Group	3
Amazon.com	3	Wal-Mart	3
UnitedHealth Group	3	Family Dollar Stores	2
Microsoft	2	Citigroup	2
Amgen	2	Avon	1
Medtronic	2	Harley-Davidson	1
State Street	2	GE	1
Franklin Resources	2	Omnicom	1
Texas Instruments	2	3M	1
Total	27¢	Total	-18¢

12 Months Ended 8/31/05

Best Contributors		Worst Contributors

WellPoint	18¢	American International Group	-5¢
UnitedHealth Group	10	Pfizer	5
Franklin Resources	5	Marsh & McLennan	3
Texas Instruments	4	Wal-Mart	3
Intel	4	Fannie Mae	3
McGraw-Hill	3	Merck	2
Medtronic	3	Harley-Davidson	1
Moody’s	3	Avon	1
Northern Trust	3	Univision Communications	1
Amgen	3	Citigroup	1
Total	56¢	Total	-25¢

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Tax-Efficient Multi-Cap Growth Fund

6 Months Ended 8/31/05

Best Contributors		Worst Contributors

WellPoint	5¢	Family Dollar Stores	-2¢
WellChoice	4	Symbol Technologies	2
Techne	3	Wynn Resorts	2
Corning	2	Martek Biosciences	2
Gilead Sciences	2	Kronos*	2
Express Scripts	2	Patterson Companies	2
Kyphon	2	Investors Financial Services	1
Moody’s	2	Lexmark International	1
Northern Trust	2	Adobe Systems	1
Tiffany	2	First Marblehead**	1
Total	26¢	Total	-16¢

12 Months Ended 8/31/05

Best Contributors		Worst Contributors

WellPoint	12¢	Lexmark International	-2¢
WellChoice	7	Biogen Idec	2
Franklin Resources	4	Biomet	2
Moody's	4	Univision Communications	1
Caremark RX	3	Symantec	1
Renal Care Group*	3	Zebra Technologies	1
VeriSign	3	First Marblehead**	1
Station Casinos	3	Salem Communications	1
Starbucks	3	Martek Biosciences	1
Baker Hughes	3	Investors Financial Services	1
Total	45¢	Total	-13¢

* Position eliminated
** Position added and eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

			Since
			Inception
Periods Ended 8/31/05	1 Year	5 Years	6/30/97
Tax-Efficient Balanced Fund	6.51%	0.50%	6.33%

The Tax-Efficient Balanced Fund charges a 1% redemption fee on shares held less than one year. The performance information shown does not reflect the deduction of the redemption fee. If it did, the per-
formance would be lower.

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

			Since
			Inception
Periods Ended 8/31/05	1 Year	5 Years	7/30/99
Tax-Efficient Growth Fund	9.24%	-4.89%	-0.30%

The Tax-Efficient Growth Fund charges a 1% redemption fee on shares held less than one year. The per-
formance information shown does not reflect the deduction of the redemption fee. If it did, the perfor-
mance would be lower.

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

		Since
		Inception
Periods Ended 8/31/05	1 Year	12/29/00
Tax-Efficient Multi-Cap Growth Fund	17.42%	1.76%

The Tax-Efficient Multi-Cap Growth Fund charges a 1% redemption fee on shares held less than one year. The performance information shown does not reflect the deduction of the redemption fee. If it did, the performance would be lower.

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE TAX-EFFICIENT BALANCED FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,024.50	$5.56
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.71	5.55
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.09%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-EFFICIENT GROWTH FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,025.20	$5.31
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.96	5.30
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.04%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-EFFICIENT MULTI-CAP GROWTH FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,040.30	$6.43
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,018.90	6.36
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.25%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

			Since	Inception
Periods Ended 6/30/05	1 Year	5 Years	Inception	Date

Tax-Efficient Balanced Fund	3.53%	0.95%	6.27%	6/30/97
After Taxes on Distributions	3.45	0.86	6.17
After Taxes on Distributions
and Sale of Fund Shares	2.99	1.01	5.67
Tax-Efficient Growth Fund	0.09	-4.84	-0.76	7/30/99
After Taxes on Distributions	0.01	-4.86	-0.77
After Taxes on Distributions
and Sale of Fund Shares	0.16	-4.05	-0.64
Tax-Efficient Multi-Cap Growth Fund	4.06		1.13	12/29/00
After Taxes on Distributions	4.06		1.13
After Taxes on Distributions
and Sale of Fund Shares	2.64		0.97

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132. The performance information shown does not reflect the deduc-
tion of each fund’s 1% redemption fee on shares held for one year or less. If it did, the performance would be lower.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. Average annual total returns include changes in principal value, reinvested divi-
dends, and capital gain distributions. Investment return and principal will vary, and shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

The returns presented in this table reflect the return before taxes, the return after taxes on dividends and capital gain distributions, and the return after taxes on dividends, capital gain distributions, and gains (or losses) from the redemption of shares held for 1-, 5-, and 10-year or since-inception periods as applica-
ble. After-tax returns reflect the highest federal income tax rates but exclude state and local taxes. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003 but exclude state and local taxes. During periods when a fund incurs a loss, the post-liquidation after-tax return may exceed the fund’s other returns because the loss generates a tax benefit that is fac-
tored into the result.

An investor’s actual after-tax return will likely differ from those shown and depend on his or her tax situa-
tion. The funds’ past returns (before and after taxes) do not necessarily indicate future performance.
When assessing performance, investors should consider both short- and long-term returns.

PORTFOLIO OF INVESTMENTS (1)

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	6 Months		Year								12/29/00
	Ended		Ended								Through
	8/31/05	**	2/28/05	**	2/29/04		2/28/03		2/28/02		2/28/01
NET ASSET VALUE
Beginning of period	$10.43		$9.88		$6.66		$8.60		$9.25		$10.00

Investment activities
Net investment
income (loss)	(0.03	)*	(0.07	)*	(0.06	)*	(0.06	)*	(0.06	)*	(0.01	)*
Net realized and
unrealized gain (loss)	0.45		0.62		3.28		(1.88)		(0.59)		(0.74)

Total from
investment activities	0.42		0.55		3.22		(1.94)		(0.65)		(0.75)

NET ASSET VALUE
End of period	$10.85		$10.43		$9.88		$6.66		$8.60		$9.25

Ratios/Supplemental Data
Total return^	4.03%	*	5.57%	*	48.35%	*	(22.56)%	*	(7.03)%	*	(7.50)%	*
Ratio of total expenses to
average net assets	1.25%	*†	1.25%	*	1.25%	*	1.25%	*	1.25%	*	1.25%	*†
Ratio of net investment
income (loss) to average
net assets	(0.61)%	*†	(0.75)%	*	(0.80)%	*	(0.78)%	*	(0.78)%	*	(0.60)%	*†
Portfolio turnover rate	12.9%	†	7.8%		15.3%		27.0%		15.4%		10.4%	†
Net assets, end of period
(in thousands)	$32,960		$31,246		$26,663		$16,798		$19,256		$14,253

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
*	Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 6/30/06.
†	Annualized.
**	Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited	August 31, 2005

PORTFOLIO OF INVESTMENTS (1)	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS 100.0%

CONSUMER DISCRETIONARY 23.2%
Automobiles 0.8%
Harley-Davidson	2,000	98
Thor Industries	3,000	100
Winnebago §	2,500	76
		274
Diversified Consumer Services 2.8%
Apollo Group, Class A *	5,722	450
Career Education *	3,000	118
Education Management *	5,200	176
H&R Block	1,000	27
ITT Educational Services *	2,000	102
Universal Technical Institute *§	1,500	48
		921
Hotels, Restaurants & Leisure 5.5%
Boyd Gaming §	3,300	154
Carnival	1,500	74
Choice Hotels International	2,500	153
Fairmont Hotels	2,700	85
Harrah's Entertainment	1,500	104
International Game Technology	7,300	202
Las Vegas Sands *§	1,300	46
Marriott, Class A	4,200	266
Royal Caribbean Cruises §	1,000	43
Shuffle Master *§	3,000	73
Starbucks *	2,300	113
Station Casinos	4,000	267
The Cheesecake Factory *	1,649	52
WMS Industries *§	1,000	29
Wynn Resorts *§	3,500	167
		1,828
Household Durables 1.2%
Centex	1,400	95
Harman International	1,000	103
Lennar, Class A	2,900	180
		378
Internet & Catalog Retail 1.5%
Amazon.com *	4,000	171
eBay *	6,800	275
Expedia *	2,750	61
		507
Leisure Equipment & Products 0.4%
Brunswick	1,500	66
Mattel	3,800	69
		135
Media 5.5%
Dreamworks Animation, Class A *	800	21
EchoStar Communications, Class A	1,500	45
Entercom Communications *	1,300	44
Getty Images *	2,500	214
Harte-Hanks	2,900	74
Lamar Advertising *	1,400	56
McGraw-Hill	4,600	222
Meredith	4,000	196
Omnicom	2,300	185
Radio One, Class D *§	4,600	64
Regent Communications *§	4,400	25
Salem Communications, Class A *§	2,100	39
Scripps, Class A	3,200	160
Spanish Broadcasting, Class A *§	9,500	73
Univision Communications, Class A *	5,375	145
Washington Post, Class B	100	83
Westwood One	2,300	47
WPP Group ADR	2,200	114
		1,807
Multiline Retail 1.0%
Dollar General	9,400	179
Dollar Tree Stores *	2,600	59
Family Dollar Stores	3,800	76
		314
Specialty Retail 3.6%
Bed Bath & Beyond *	3,800	154
Michaels Stores	1,800	65
PETsMART	2,500	65
Ross Stores	6,400	159
Staples	8,250	181
Tiffany	6,600	247
TJX	6,300	132
Williams-Sonoma *	4,500	181
		1,184
Textiles, Apparel, & Luxury Goods 0.9%
Coach *	4,400	146
Nike, Class B	2,000	158
		304
Total Consumer Discretionary		7,652

CONSUMER STAPLES 2.8%
Food & Staples Retailing 1.1%
Costco Wholesale	1,000	43
CVS	7,800	229
Sysco	2,800	94
		366
Food Products 1.3%
Delta Pine & Land	2,700	69
Hershey Foods	2,300	136
McCormick	2,000	68
Tootsie Roll Industries §	2,090	67
Wrigley	1,500	106
		446
Household Products 0.1%
Clorox	500	29
		29
Personal Products 0.3%
Estee Lauder, Class A	2,200	89
		89
Total Consumer Staples		930

ENERGY 1.8%
Energy Equipment & Services 1.6%
Baker Hughes	4,000	235
BJ Services	2,500	158
Smith International	4,000	139
		532
Oil, Gas & Consumable Fuels 0.2%
Williams Companies	3,000	67
		67
Total Energy		599

FINANCIALS 14.8%
Capital Markets 7.7%
A.G. Edwards	400	18
AmeriTrade *	3,700	74
AMVESCAP PLC ADR §	2,000	27
Blackrock §	1,000	82
Charles Schwab	13,600	184
Eaton Vance	6,600	169
Federated Investors, Class B	2,500	78
Franklin Resources	4,600	370
Investors Financial Services §	1,800	63
Janus Capital Group	6,000	85
John Nuveen §	3,900	147
Lazard §	3,800	96
Legg Mason	1,350	141
Lehman Brothers	758	80
Mellon Financial	5,800	188
Northern Trust	6,400	319
Raymond James Financial	900	27
Refco *§	3,800	106
SEI	1,300	47
State Street	5,100	246
		2,547
Commercial Banks 1.8%
Boston Private Financial §	2,700	72
City National	700	50
East West Bancorp	2,500	85
First Horizon National §	1,000	39
North Fork Bancorporation	2,250	62
SVB Financial Group *	1,500	71
Synovus Financial	4,600	132
UCBH Holdings §	4,400	84
		595
Consumer Finance 0.6%
SLM Corporation	4,200	209
		209
Diversified Financial Services 1.1%
Moody's	7,600	373
		373
Insurance 3.1%
AFLAC	3,600	156
Ambac	2,100	144
Arthur J. Gallagher	1,200	34
Brown & Brown §	1,000	48
Markel *	300	97
MBIA	1,550	90
Progressive Corporation	1,700	164
RenaissanceRe Holdings	1,000	45
Willis Group Holdings §	6,400	224
		1,002
Thrifts & Mortgage Finance 0.5%
MGIC Investment	1,000	62
Radian	1,300	67
Triad Guaranty *	800	34
		163
Total Financials		4,889

HEALTH CARE 24.0%
Biotechnology 4.0%
Amgen *	616	49
Applera	1,300	28
Biogen Idec *	1,300	55
Celgene *§	1,000	50
Cephalon *§	1,300	53
Charles River Laboratories International *	1,000	51
Chiron *	1,000	36
deCode genetics *§	8,000	78
Genzyme *	1,800	128
Gilead Sciences *	8,000	344
Martek Biosciences *§	500	26
MedImmune *	700	21
Millennium Pharmaceuticals *	1,000	10
OSI Pharmaceuticals *§	500	16
Protein Design Labs *§	1,000	27
Qiagen NV *§	7,000	88
Techne *§	4,400	251
Vertex Pharmaceuticals *§	1,000	18
		1,329
Health Care Equipment & Supplies 9.1%
ArthroCare *§	1,000	36
Bausch & Lomb	1,000	76
Becton, Dickinson	1,500	79
Biomet	5,350	197
C R Bard	1,400	90
Cooper Companies	1,000	69
Dentsply International	3,900	207
Edwards Lifesciences *	1,000	44
Gen-Probe *	1,000	46
Guidant	3,000	212
Inamed *	1,000	73
Invitrogen *	2,200	186
Kyphon *§	3,000	133
Millipore *	1,400	90
ResMed *§	1,400	101
Respironics *	3,000	117
Smith & Nephew ADR	1,400	68
St. Jude Medical *	5,600	257
Stryker	5,400	295
Varian Medical Systems *	5,800	231
Waters Corporation *	1,900	86
Wright Medical Group *	1,000	24
Zimmer Holdings *	3,300	271
		2,988
Health Care Providers & Services 9.6%
Caremark RX *	5,500	257
Coventry Health Care *	2,750	220
DaVita *	2,700	124
Express Scripts *	3,000	174
Health Management, Class A	3,000	73
Henry Schein *	6,000	250
Laboratory Corporation of America *	1,900	94
Lincare Holdings*	2,900	123
Manor Care	1,000	39
Medco *	2,000	98
Omnicare §	2,300	121
Patterson Companies *§	5,200	208
Quest Diagnostics	2,200	110
UnitedHealth Group	1,640	84
WellChoice *	6,000	427
WellPoint *	10,400	771
		3,173
Pharmaceuticals 1.3%
Allergan	2,000	184
Forest Laboratories *	2,800	124
Sepracor *	2,000	101
		409
Total Health Care		7,899

INDUSTRIALS & BUSINESS SERVICES 8.4%
Aerospace & Defense 1.1%
Empresa Brasileira de Aeronautica ADR §	3,500	126
Mercury Computer Systems *	2,500	65
Rockwell Collins	3,600	173
		364
Air Freight & Logistics 1.3%
C.H. Robinson Worldwide	2,400	148
Expeditors International of Washington	3,000	167
UTI Worldwide §	1,300	98
		413
Commercial Services & Supplies 3.7%
Aramark, Class B	1,500	41
Avery Dennison	900	48
ChoicePoint *	3,900	168
Cintas	2,700	111
Corporate Executive Board	1,500	121
Dun & Bradstreet *	1,000	64
Equifax	3,000	99
HNI Corporation	2,500	144
Lecg *§	1,800	42
Manpower	2,300	104
Robert Half International	5,000	168
SteriCycle Inc *§	2,000	116
		1,226
Electrical Equipment 0.5%
Ametek	2,300	93
II-VI *§	4,000	71
		164
Industrial Conglomerates 0.4%
Roper Industries	3,000	115
		115
Machinery 1.2%
Danaher	2,200	118
Donaldson	1,600	49
Idex	1,950	85
ITT Industries	900	98
Pall	2,000	57
		407
Road & Rail 0.2%
Landstar Systems	2,000	73
		73
Total Industrials & Business Services		2,762

INFORMATION TECHNOLOGY 23.7%
Communications Equipment 1.3%
Corning *	8,000	160
F5 Networks *	1,500	62
Juniper Networks *	3,000	68
Plantronics §	1,700	55
Research In Motion *	1,200	94
		439
Computers & Peripherals 1.3%
Diebold	300	14
EMC *	11,000	142
Lexmark International *	2,500	157
Network Appliance *	3,200	76
QLogic *	1,500	52
		441
Electronic Equipment & Instruments 1.6%
CDW	2,500	148
Dolby Laboratories, Class A *	2,200	35
Flir Systems *	2,000	64
Jabil Circuit *	2,500	74
Littelfuse *	1,000	28
Mettler-Toledo International *	800	40
Molex, Class A	1,200	31
National Instruments §	1,450	41
Symbol Technologies	6,400	59
		520
Internet Software & Services 2.1%
IAC/InterActiveCorp *	2,750	67
Monster Worldwide *	4,500	141
Sina *§	2,500	72
VeriSign *	4,500	98
Yahoo! *	9,000	300
		678
IT Services 3.6%
Affiliated Computer Services, Class A *	1,900	99
Certegy	4,600	158
Cognizant Technology Solutions *	4,000	182
DST Systems *§	2,500	134
Fiserv *	3,400	153
Global Payments	500	33
Iron Mountain *	5,400	186
Paychex	3,900	133
Sabre Holdings, Class A §	1,000	19
Moneygram International	4,300	89
		1,186
Office Electronics 0.1%
Zebra Technologies *	500	19
		19
Semiconductor & Semiconductor Equipment 6.2%
Altera *	11,000	240
Analog Devices	6,000	219
Broadcom, Class A *	4,000	174
KLA-Tencor	1,700	86
Linear Technology	6,400	243
Marvell Technology Group *	2,000	94
Maxim Integrated Products	4,563	195
Microchip Technology	8,500	264
National Semiconductor	6,500	162
Semtech *§	3,000	49
Silicon Laboratories *§	2,500	78
Xilinx	9,000	253
		2,057
Software 7.5%
Activision *	4,000	89
Adobe Systems	10,000	271
Cadence Design Systems *	3,600	58
Check Point Software Technologies *	2,700	61
Cognos *§	3,000	108
Computer Associates	6,900	186
Electronic Arts *	4,400	252
FactSet Research Systems §	1,800	63
Fair Isaac	2,000	82
FileNet *§	2,000	53
Internet Security Systems *§	500	11
Intuit *	4,200	193
Jack Henry & Associates	2,500	49
McAfee *	5,500	169
Mercury Interactive *	3,000	110
Navteq *	3,500	163
Red Hat *§	5,500	78
Symantec *	16,509	346
Synopsys *	700	13
THQ *§	3,000	101
		2,456
Total Information Technology		7,796

MATERIALS 1.3%
Chemicals 1.3%
Ecolab	4,800	158
Monsanto	2,000	128
Sigma Aldrich	1,200	75
Symyx Technologies *§	800	22
Valspar §	1,200	58
Total Materials		441
Total Common Stocks (Cost $21,293)		32,968

SHORT-TERM INVESTMENTS 0.0%
Money Market Fund 0.0%
T. Rowe Price Reserve Investment Fund, 3.58%, †#	4,609	5
Total Short-Term Investments (Cost $5)		5

SECURITIES LENDING COLLATERAL 13.2%
Money Market Trust 13.2%
State Street Bank and Trust Company of New Hampshire N.A.
Securities Lending Quality Trust units, 3.514% #	4,344,551	4,345
Total Securities Lending Collateral (Cost $4,345)		4,345

Total Investments in Securities
113.2% of Net Assets (Cost $25,643)		$37,318

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
§	All or a portion of this security is on loan at
August 31, 2005 – See Note 2
†	Affiliated company—See Note 4.
ADR	American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Unaudited	August 31, 2005

STATEMENT OF ASSETS AND LIABILITIES

(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $5)	$5
Non-affiliated companies (cost $25,638)	37,313

Total investments in securities	37,318
Dividends receivable	14
Other assets	12

Total assets	37,344

Liabilities
Investment management fees payable	14
Obligation to return securities lending collateral	4,345
Due to affiliates	8
Other liabilities	17

Total liabilities	4,384

NET ASSETS	$32,960

Net Assets Consist of:
Undistributed net investment income (loss)	$(97)
Undistributed net realized gain (loss)	(6,907)
Net unrealized gain (loss)	11,675
Paid-in-capital applicable to 3,038,154 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	28,289

NET ASSETS	$32,960

NET ASSET VALUE PER SHARE	$10.85

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS

($ 000s)
6 Months
Ended
8/31/05
Investment Income (Loss)
Income
Dividend	$101
Securities lending	3

Total income	104

Expenses
Investment management	106
Custody and accounting	63
Shareholder servicing	22
Registration	15
Prospectus and shareholder reports	14
Legal and audit	9
Directors	3
Miscellaneous	4
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(35)

Total expenses	201

Net investment income (loss)	(97)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities	(104)
Change in net unrealized gain (loss) on securities	1,484

Net realized and unrealized gain (loss)	1,380

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,283

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($ 000s)
	6 Months	Year
	Ended	Ended
	8/31/05	2/28/05

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(97)	$(211)
Net realized gain (loss)	(104)	349
Change in net unrealized gain (loss)	1,484	1,465

Increase (decrease) in net assets from operations	1,283	1,603

Capital share transactions *
Shares sold	1,918	5,586
Shares redeemed	(1,490)	(2,610)
Redemption fees received	3	4

Increase (decrease) in net assets from capital
share transactions	431	2,980

Net Assets
Increase (decrease) during period	1,714	4,583
Beginning of period	31,246	26,663

End of period	$32,960	$31,246

(Including undistributed net investment income (loss)
of $(97) at 8/31/05 and $0 at 2/28/05)

*Share information
Shares sold	183	562
Shares redeemed	(141)	(264)

Increase (decrease) in shares outstanding	42	298

The accompanying notes are an integral part of these financial statements.

Unaudited                                                                                                                                                     August 31, 2005

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Multi-Cap Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 1 year to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At August 31, 2005, the value of loaned securities was $4,293,000; aggregate collateral consisted of $4,345,000 in the money market pooled trust.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,468,000 and $2,057,000, respectively, for the six months ended August 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2005, the fund had $6,803,000 of unused capital loss carryforwards, of which $1,813,000 expire in fiscal 2010, $3,882,000 expire in fiscal 2011, and $1,108,000 expire in fiscal 2012.

At August 31, 2005, the cost of investments for federal income tax purposes was $25,643,000. Net unrealized gain aggregated $11,675,000 at period-end, of which $11,805,000 related to appreciated investments and $130,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2005, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through June 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2008. Pursuant to this agreement, at August 31, 2005, management fees waived in the amount of $203,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $18,000 for T. Rowe Price Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended August 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $1,000, and the value of shares of the T. Rowe Price Reserve Funds held at August 31, 2005 and February 28, 2005 was $5,000 and $124,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one- and three-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. Because the Manager is currently waiving a significant portion of its fee for this particular fund, the Board was not provided with estimates of the gross profits realized from managing this fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 14, 2005